Aspiriant Trust

Aspiriant Risk-Managed Global Equity Fund
Aspiriant Risk-Managed Municipal Bond Fund

Supplement dated February 1, 2017 to the
Prospectus and Statement of Additional Information dated July 1, 2016, as supplemented

This supplement updates information in the Prospectus and Statement of Additional Information (“SAI”) for the Funds and should be read in conjunction with those documents.

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Effective immediately, the Aspiriant Risk-Managed Global Equity Fund’s name is changed to Aspiriant Risk-Managed Equity Allocation Fund and all references to the Fund’s name are hereby revised accordingly. In addition, the following sentence from the sections titled “Principal Investment Strategies” on pages 2 and 16 of the Prospectus is deleted in its entirety:

Generally, the Fund will allocate its assets among various regions and invest at least 40% of its assets in at least three different countries in addition to the U.S. (at least 30% of its assets will be so invested if market conditions are not favorable).

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Effective immediately, Aspiriant, LLC (the “Adviser”) has contractually agreed to waive its advisory fee for the Aspiriant Risk-Managed Equity Allocation Fund (“Equity Allocation Fund”) and for the Aspiriant Risk-Managed Municipal Bond (“Municipal Bond Fund”) through June 30, 2018 as set forth below:

	Advisory Fee Before Advisory Fee Waiver	Advisory Fee After Advisory Fee Waiver
Equity Allocation Fund	0.24%	0.16%
Municipal Bond Fund	0.27%	0.24%

•	Accordingly, the information in the fee table and expense example for the Equity Allocation Fund is revised to reflect the investment advisory fee waiver as set forth below:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Advisor Shares	Institutional Shares
Management Fees(1)	0.24%	0.24%
Distribution (12b-1) Fees	NONE	0.25%
Other Expenses(1)	0.22%	0.22%
Acquired Fund Fees and Expenses(2)	0.13%	0.13%
Total Annual Operating Expenses	0.59%	0.84%
Fee Waiver(3)	(0.08%)	(0.08%)
Total Annual Operating Expenses After Fee Waiver	0.51%	0.76%

(1)	Restated to reflect current fees.
(2)
Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies. Total Annual Operating Expenses in this table may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights section of this prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)	The Adviser has agreed to waive its advisory fee from 0.24% to 0.16% through June 30, 2018. This arrangement may be terminated only by the Trust’s Board of Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$52	$181	$321	$730
Institutional Shares	$78	$260	$458	$1,030

•	In addition, the information in the fee table and expense example for the Municipal Bond Fund is revised to reflect the investment advisory fee waiver as set forth below:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees(1)	0.27%
Distribution (12b-1) Fees	NONE
Other Expenses(1)	0.14%
Acquired Fund Fees and Expenses(2)	0.08%
Total Annual Operating Expenses	0.49%
Fee Waiver(3)	(0.03%)
Total Annual Operating Expenses After Fee Waiver	0.46%

(1)	Restated to reflect current fees.
(2)
Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies. Total Annual Operating Expenses in this table may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights section of this prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)	The Adviser has agreed to waive its advisory fee from 0.27% to 0.24% through June 30, 2018. This arrangement may be terminated only by the Trust’s Board of Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$47	$154	$271	$613

Please retain this supplement for future reference.

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